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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    JUNE 3, 1999
                                                  -------------------

                        WINDMERE-DURABLE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    FLORIDA
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                 (State or other jurisdiction of incorporation)

        1-10177                                 59-1028301
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(Commission File Number)            (IRS Employer Identification No.)

                          5980 MIAMI LAKES DRIVE
                           MIAMI LAKES, FLORIDA                  33014
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              (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code      (305) 362-2611
                                                  ----------------------------

                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         See the press release attached hereto as Exhibit 99.1 for information regarding the execution by Windmere-Durable Holdings, Inc. (the "Company") of a definitive agreement to purchase certain assets of Newtech Electronics Industries, Inc. ("Newtech"). The Company owns a 50% equity interest in Newtech.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

         99.1 The Company's June 3, 1999 press release announcing the execution by the Company of a definitive agreement to purchase certain assets of Newtech.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                     WINDMERE-DURABLE HOLDINGS, INC.




Dated:  June 10, 1999                By: /s/ Terry Polistina
                                         --------------------------------------
                                         Terry Polistina, Senior Vice President